                                                                EXHIBIT 99.06

                    [LETTERHEAD OF FIRST USA APPEARS HERE]



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6

                 -----------------------------------------------

                Monthly Period:                  12/01/96 to
                                                 12/31/96
                Distribution Date:               01/15/97
                Transfer Date:                   01/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution
        Date per $1,000 original certificate
        principal amount

                              Class A                               $4.97916667
                              Class B                                5.17083333
                              Collateral Inv. Amt.                   5.40743520
                                                          ----------------------
                              Total (weighted avg.)                 $5.03445121

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $4.97916667
                              Class B                                5.17083333
                              Collateral Inv. Amt.                   5.40743520
                                                          ----------------------
                              Total (weighted avg.)                 $5.03445121
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $0.00000000
                              Class B                                0.00000000
                              Collateral Inv. Amt.                   0.00000000
                                                          ----------------------
                              Total                                 $0.00000000
                                                          ======================
B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates

                              Class A                            $78,845,534.51
                              Class B                              6,139,263.23
                              Collateral Inv. Amt.                 9,442,450.82
                                                          ----------------------
                              Total                              $94,427,248.56
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of
        Finance Charge Receivables processed
        during the Monthly Period which were
        allocated in respect of the Certificates

                              Class A                            $10,670,551.34
                              Class B                                830,595.72
                              Collateral Inv. Amt.                 1,277,905.23
                                                          ----------------------
                              Total                              $12,779,052.29
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             last day of the Monthly Period                  $19,169,342,494.19

        (b)  Invested Amount as of the last day
             of the Monthly Period.

                              Class A                           $750,000,000.00
                              Class B                             58,380,000.00
                              Collateral Inv. Amt.                89,820,000.00
                                                          ----------------------
                              Total                             $898,200,000.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
Page 3

        (c)  The Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(b) above as a percentage
             of the aggregate amount of Principal
             Receivables as of the Record Date set
             forth in paragraph 3(a) above

                              Class A                                    3.912%
                              Class B                                    0.305%
                              Collateral Inv. Amt.                       0.469%
                                                          ----------------------
                              Total                                      4.686%

        (d)  During the Amortization Period: The
             Invested Amount as of _______ (the
             last day of the Revolving Period)

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(d) above as a percentage
             of the aggregate amount of Principal
             Receivables set forth in paragraph
             3(a) above

                              Class A                                      N.A.
                              Class B                                      N.A.
                              Collateral Inv. Amt.                         N.A.
                                                          ----------------------
                              Total                                        N.A.

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances
        in the Accounts which were delinquent as of              Aggregate
        the end of the day on the last day of the                 Account
        Monthly Period                                            Balance
                                                          ----------------------

        (a)   35 - 64 days                                      $349,530,813.02
        (b)   65 - 94 days                                       244,012,626.63
        (c)   95 - 124 days                                      175,806,841.80
        (d)   125 - 154 days                                     146,575,338.24
        (e)   155 - 184 days                                     121,197,342.06
        (f)   185 or more days                                    95,003,107.18
                                                          ----------------------
                              Total                           $1,132,126,068.93
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6

Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount
             (the aggregate "Investor Default
             Amount")

                              Class A                             $3,382,182.32
                              Class B                                263,269.07
                              Collateral Inv. Amt.                   405,050.16
                                                          ----------------------
                              Total                               $4,050,501.55
                                                          ======================

        (b)  The amount set forth in paragraph 5(a)
             above in respect of the Monthly Investor
             Default Amount, per original $1,000
             interest

                              Class A                                     $4.51
                              Class B                                      4.51
                              Collateral Inv. Amt.                         4.51
                                                          ----------------------
                              Total                                       $4.51
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A
             Investor Charge-Offs and the reductions
             in the Class B Invested Amount and the
             Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================



        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00

                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
Page 5

        (c)   The aggregate amount of Class A
              Investor Charge-Offs reimbursed and
              the reimbursement of reductions in
              the Class B Invested Amount and the
              Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly Period

                              Class A                               $937,500.00
                              Class B                                $72,975.00
                    Remaining Servicing Fee                         $112,275.00
                                                          ----------------------
                              Total                               $1,122,750.00
                                                          ======================


        (b)   The amount set forth in paragraph 7(a)
              above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                                1.25000000
                    Remaining Servicing Fee                          1.25000000
                                                          ----------------------
                              Total                                 $1.25000000
                                                          ======================

     8. Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
        Default Amounts or Investor Charge-Offs
        for the prior month.

                              Class B                                     $0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-6
Page 6

    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested
              Amount as of the close of business on
              the related Distribution Date after
              giving effect to withdrawals, deposits
              and payments to be made in respect of
              the preceding month                                $89,820,000.00


        (b)   The Required Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month          $89,820,000.00



    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
        Date). The amount of a Certificateholder's pro rata share of the Investor Participation
        Amount can be determined by multiplying
        the original denomination of the holder's
        Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               11.66%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.99%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President